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                                                                     EXHIBIT 4.1
                                                                     -----------
[GRAPHICS WITH NUMBER SCI APPEARS HERE]

                [LOGO OF SEACHANGE INTERNATIONAL APPEARS HERE]
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                     [SHARES BLOCK APPEARS HERE]
                     SEE REVERSE FOR CERTAIN DEFINITIONS

                               CUSIP 811699 10 7
                              THIS CERTIFIES THAT


IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

   ---------------------SEACHANGE INTERNATIONAL, INC.----------------------
transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and the Amended and Restated Certificate of Incorporation and Amended and Restated By-laws of the Corporation, all as in effect from time to time.
     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[CERTIFICATE OF STOCK STAMPED OVER PREVIOUS PARAGRAPHS]

Dated:

        [SEACHANGE INTERNATIONAL, INC. 1993 DELAWARE SEAL APPEARS HERE]



/s/ Joseph S. Tibbetts, Jr.                /s/ William C. Styslinger, III

TREASURER AND CHIEF FINANCIAL OFFICER      PRESIDENT AND CHIEF EXECUTIVE OFFICER






COUNTERSIGNED AND REGISTERED:
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                  TRANSFER AGENT AND REGISTRAR

BY

                        AUTHORIZED SIGNATURE
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                         SEACHANGE INTERNATIONAL, INC.
   THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. UPON WRITTEN REQUEST MADE BY THE HOLDER OF THE CERTIFICATE, THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER A COPY OF THE FULL TEXT OF THE DESIGNATIONS, VOTING POWERS, PREFERENCES, QUALIFICATIONS AND SPECIAL AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED, AS SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND THE VOTES OF THE BOARD OF DIRECTORS.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

   TEN COM -- as tenants in common
   TEN ENT -- as tenants by the entireties
   JT TEN  -- as joint tenants with right of
              survivorship and not as tenants
              in common

   UNIF GIFT MIN ACT -- ____________ Custodian __________________
                          (Cust)                    (Minor)
                        under Uniform Gifts to Minors
                        Act _______________________
                                   (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                              Attorney
-------------------------------------------------------------

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------

                         (Signature)
                                     -------------------------------------------
                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                     THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

               SIGNATURE GUARANTEED:
                                     -------------------------------------------
                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                     ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                     STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                     AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                     APPROVED SIGNATURE GUARANTEE MEDALLION
                                     PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15